Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark N. Schwartz
Chief Executive Officer

Date:  May 12, 2011                                                              /s/ Kathy Schatz
Manager of Finance and Accounting (principal
financial officer)